GTJ REIT, INC.,
                            GREEN ACQUISITION, INC.,
                            TRIBORO ACQUISITION, INC,
                           JAMAICA ACQUISITION, INC.,
                            165-25 147TH AVENUE, LLC,
                      49-19 ROCKAWAY BEACH BOULEVARD, LLC,
                           85-01 24TH AVENUE, LLC, AND
                        114-15 GUY BREWER BOULEVARD, LLC


                              SENIOR MORTGAGE NOTE

No. MR-1                                                           July 2, 2007

$200,000.00                                                     PPN:  36238@ AA4

     FOR VALUE RECEIVED, each of GTJ REIT, INC., a Maryland corporation (the "Parent"), GREEN ACQUISITION, INC., a New York corporation, TRIBORO ACQUISITION, INC, a New York corporation, JAMAICA ACQUISITION, INC., a New York corporation, 165-25 147TH AVENUE, LLC, a New York limited liability company (the "First Green Operating Subsidiary"), 49-19 ROCKAWAY BEACH BOULEVARD, LLC, a New York limited liability company (the "Second Green Operating Subsidiary"), 85-01 24TH AVENUE, LLC, a New York limited liability company (the "Triboro Operating Subsidiary"), and 114-15 GUY BREWER BOULEVARD, LLC, a New York limited liability company (the "Jamaica Operating Subsidiary") (collectively, herein called the "Borrowers"), jointly and severally hereby promises to pay to ING USA ANNUITY AND LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWO HUNDRED THOUSAND DOLLARS (or so much thereof as shall remain outstanding) on July 1, 2010, subject to extension at the option of the Borrowers as set forth in
Section 7 below (the "Maturity Date"), with interest (computed on the basis of a 360-day year of twelve 30-day months), payable monthly on the first day of each calendar month commencing on August 1, 2007 and at maturity, (i) on the unpaid balance at the rate of 6.59% per annum (the "Interest Rate"), and (ii) to the extent permitted by law, on any overdue payment of such interest and, during the continuance of an Event of Default (as defined below), on such unpaid principal balance and on any overdue payment of any Make-Whole Amount (as defined below), at a rate per annum from time to time equal to the Default Rate. The Default Rate shall mean the lesser of (a) the Interest Rate plus two percent (2%) and
(b) the highest rate permitted by applicable law.

     1. Manner of Payment. Payment of principal, interest and any Make-Whole Amount with respect to this Mortgage Note are to be made in lawful money of the United States of America.

     2. Senior Mortgage Notes. This Mortgage Note is one of a class of senior notes (herein called the "Mortgage Notes") issued pursuant to the Loan Agreement, dated as of June 30, 2007 (as from time to time amended, restated or otherwise modified, the "Loan Agreement"), among the Borrowers, and the respective Lenders named therein, and is entitled to the benefits thereof and of a certain Mortgage and Security Agreement (the "Mortgage") of even date herewith made by the First Green Operating Subsidiary, the Second Green Operating Subsidiary, the Triboro Operating Subsidiary and the Jamaica Operating Subsidiary encumbering such parties' respective fee simple interest in the properties known as (i) 165-25 147th Avenue, Jamaica, Queens, (ii) 49-19 Rockaway Beach Boulevard, Averne, Queens, New York, (iii) 85-01 24th Avenue, East Elmhurst, New York and (iv) 114-15 Guy Brewer Boulevard, Jamaica, Queens, New York.

     3. Registered Mortgage Note. This Mortgage Note is a registered note and, as provided in the Loan Agreement, upon surrender of this Mortgage Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Mortgage Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrowers may treat the person in whose name this Mortgage Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrowers will not be affected by any notice to the contrary.

     4.  Optional  Prepayment.   This  Mortgage  Note  is  subject  to  optional
prepayment at the times and on the terms specified below:

     (a) Provided that there are no Non-Mortgage Loans (as defined in the Loan Agreement) outstanding or Commitments (as defined in the Loan Agreement) to make Non-Mortgage Loans available from the Lenders to the Borrowers, the Borrowers may, at their option, upon notice as provided in subsection (b), prepay the outstanding principal of this Mortgage Note, and all other notes evidencing the Mortgage Loan (as defined in the Loan Agreement), in whole but not in part at any time on or after the date that is 30 months after the date hereof, together with all accrued interest thereon and any applicable Make-Whole Amount.
Notwithstanding the above-described lock-out period, if Lenders permit the Borrowers to prepay the Non-Mortgage Loans prior to the expiration of the lock-out period, the Borrowers shall also be entitled to prepay the Mortgage Loan, together with all accrued interest thereon and any applicable Make-Whole Amount.

     (b) The Parent will give each Lender written notice of its intention to make the optional prepayment hereunder not less than five Business Days (as defined in the Loan Agreement) and in any event not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify (i) such date (which shall be a Business Day), (ii) the aggregate principal amount of the Mortgage Loan to be prepaid on such date, (iii) the principal amount of the Mortgage Loan held by each Lender to be prepaid, and (iv) the interest to be paid on the prepayment date with respect to such principal amounts being prepaid, accompanied by a certificate of a Senior Financial Officer (as defined in the Loan Agreement) as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to any such prepayment of the Mortgage Loan, the Parent shall deliver to each Lender a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     (c) The principal amount of the Mortgage Loan shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Borrowers shall fail to pay such principal amount when so due and payable, on the date so fixed for prepayment, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.

     (d) The Borrowers will not and will not permit any Affiliate (as defined in the Loan Agreement) to prepay, purchase, redeem or otherwise acquire, directly or indirectly, the Mortgage Loan except upon the payment or prepayment of the Mortgage Loan in accordance with the terms of this Mortgage Note and the Loan Documents.

     (e) "Make-Whole Amount" means an amount equal to the excess, if any, of the Discounted Value of the Called Principal of the Mortgage Loan over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than 1% of the Called Principal of the Mortgage Loan. In no event shall delivery to any of the Lenders of any certificate of a Senior Financial Officer (or of any other writing by or on behalf of any of the Borrowers) specifying the calculation of any Make-Whole Amount affect the rights of the Lenders to challenge the accuracy of any such calculation or the rights of the Lenders to be paid the full amount of any Make-Whole Amount due to them in accordance with the terms of this Agreement. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

     (i) "Called Principal" means the principal of such Mortgage Loan that is to be prepaid pursuant to the terms of this Section 4 or has become or is declared to be immediately due and payable as a result of an Event of Default (as defined in Section 9 below), as the context requires.

     (ii) "Discounted Value" means, with respect to the Called Principal of the Mortgage Loan, the amount obtained by discounting such Called Principal from the Maturity Date to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Mortgage Loans is payable) equal to the Reinvestment Yield with respect to such Called Principal.

     (iii) "Reinvestment Yield" means, with respect to the Called Principal of the Mortgage Loan, the yield to maturity implied by (i) the yield reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the applicable display page in the pages designated as Pages PX1 through 8 (or such other display as may replace such pages on Bloomberg Financial Markets ("Bloomberg") or, if such page (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen that corresponds most closely to such page for actively traded U.S. Treasury securities having a maturity equal to the Remaining Life of such Called Principal as of such Settlement Date or (ii) if such yield is not reported as of such time or the yield reported as of such time is not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yield has been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for such U.S. Treasury security. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the Interest Rate.

     (iv) "Remaining Life" means, with respect to such Called Principal, the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the Maturity Date.

     (v) "Settlement Date" means the date on which such Called Principal is to be prepaid pursuant to this Section 4 or has become or is declared to be immediately due and payable as a result of an Event of Default.

     5. Method of Payment; When Payments Deemed Made. The Borrowers will pay all sums becoming due hereunder by Federal funds transfer of immediately available funds to the account of the Lender as specified in Schedule A to the Loan Agreement, or by such other method or at such other address as such Lender shall have from time to time specified to the Parent in writing for such purpose, without the presentation or surrender of any Mortgage Note or the making of any notation thereon. Any such payment to be made to the Lender shall be deemed to have been made on the Business Day such payment actually becomes available to the Lender at such Lender's bank prior to the 1:00 p.m. (local time in New York
City).

     6. Payments Due on Non-Business Days.

     Anything herein to the contrary notwithstanding (but without limiting the requirements of Section 4 that any date specified for prepayment of the Mortgage Loan shall be a Business Day), any payment of principal of or Make-Whole Amount or interest on the Mortgage Loan that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the Maturity Date is a date other than a Business Day, the payment otherwise due on the Maturity Date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

     7. Prepayment in the Event of Casualty or Condemnation; Prepayment Upon a Change in Control. Proceeds of casualty or condemnation shall be applied in accordance with Sections 2.04 and 2.05 of the Mortgage. In the event of a Change of Control (as defined in the Loan Agreement), Section 4.4 of the Loan Agreement shall govern.

     8. Extension of Maturity Date. Provided that no Default (as defined in the Loan Agreement) or Event of Default shall then be continuing, the Borrowers may extend the Maturity Date in strict accordance with Section 4.2(b) of the Loan Agreement. In no event shall the Maturity Date be extended more than two (2) years.

     9. Event of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

     (a) the Borrowers default in the payment of any principal or Make-Whole Amount with respect to this Mortgage Note or any other note evidencing the Mortgage Loan when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of otherwise; or

     (b) the Borrowers default in the payment of interest on this Mortgage Note or any other note evidencing the Mortgage Loan for more than two Business Days after the same become due and payable; or

     (c) an Event of Default shall occur under the Loan Agreement, the Mortgage or any other Loan Document.

     If an Event of Default occurs and is continuing, the principal of this Mortgage Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Loan Agreement.

     10. Joint and Several. Subject to Section 3.6 of the Loan Agreement, each Borrower shall be jointly and severally liable with respect to the obligations under this Mortgage Note.

     11. Governing Law. This Mortgage Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Borrower:                          GTJ REIT, INC.


                                   By:__________________________________
                                         Name:
                                         Title:

Borrower:                          GREEN ACQUISITION, INC.


                                   By:__________________________________
                                         Name:
                                         Title:

Borrower:                          TRIBORO ACQUISITION, INC


                                   By:__________________________________
                                         Name:
                                         Title:

Borrower:                          JAMAICA ACQUISITION, INC.


                                   By:__________________________________
                                         Name:
                                         Title:

Borrower:                          165-25 147TH AVENUE, LLC


                                   By:__________________________________
                                         Name:
                                         Title:

Borrower:                          49-19 ROCKAWAY BEACH BOULEVARD, LLC


                                   By:__________________________________
                                         Name:
                                         Title:

Borrower:                          85-01 24TH AVENUE, LLC


                                   By:__________________________________
                                         Name:
                                         Title:

Borrower:                          114-15 GUY BREWER BOULEVARD, LLC


                                   By:__________________________________
                                         Name:
                                         Title:

                                 GTJ REIT, INC.,
                            GREEN ACQUISITION, INC.,
                            TRIBORO ACQUISITION, INC,
                           JAMAICA ACQUISITION, INC.,
                            165-25 147TH AVENUE, LLC,
                      49-19 ROCKAWAY BEACH BOULEVARD, LLC,
                           85-01 24TH AVENUE, LLC, AND
                        114-15 GUY BREWER BOULEVARD, LLC


                              SENIOR MORTGAGE NOTE

No. MR-2                                                 July 2, 2007

$165,517.24                                              PPN:  36238@ AA4

     FOR VALUE RECEIVED, each of GTJ REIT, INC., a Maryland corporation (the "Parent"), GREEN ACQUISITION, INC., a New York corporation, TRIBORO ACQUISITION, INC, a New York corporation, JAMAICA ACQUISITION, INC., a New York corporation, 165-25 147TH AVENUE, LLC, a New York limited liability company (the "First Green Operating Subsidiary"), 49-19 ROCKAWAY BEACH BOULEVARD, LLC, a New York limited liability company (the "Second Green Operating Subsidiary"), 85-01 24TH AVENUE, LLC, a New York limited liability company (the "Triboro Operating Subsidiary"), and 114-15 GUY BREWER BOULEVARD, LLC, a New York limited liability company (the "Jamaica Operating Subsidiary") (collectively, herein called the "Borrowers"), jointly and severally hereby promises to pay to ING USA ANNUITY AND LIFE INSURANCE COMPANY, or registered assigns, the principal sum of ONE HUNDRED SIXTY-FIVE THOUSAND FIVE HUNDRED SEVENTEEN DOLLARS AND TWENTY-FOUR CENTS (or so much thereof as shall remain outstanding) on July 1, 2010, subject to extension at the option of the Borrowers as set forth in Section 7 below (the "Maturity Date"), with interest (computed on the basis of a 360-day year of twelve 30-day months), payable monthly on the first day of each calendar month commencing on August 1, 2007 and at maturity, (i) on the unpaid balance at the rate of 6.59% per annum (the "Interest Rate"), and (ii) to the extent permitted by law, on any overdue payment of such interest and, during the continuance of an Event of Default (as defined below), on such unpaid principal balance and on any overdue payment of any Make-Whole Amount (as defined below), at a rate per annum from time to time equal to the Default Rate. The Default Rate shall mean the lesser of (a) the Interest Rate plus two percent (2%) and (b) the highest rate permitted by applicable law.

     1. Manner of Payment. Payment of principal, interest and any Make-Whole Amount with respect to this Mortgage Note are to be made in lawful money of the United States of America.

     2. Senior Mortgage Notes. This Mortgage Note is one of a class of senior notes (herein called the "Mortgage Notes") issued pursuant to the Loan Agreement, dated as of June 30, 2007 (as from time to time amended, restated or otherwise modified, the "Loan Agreement"), among the Borrowers, and the respective Lenders named therein, and is entitled to the benefits thereof and of a certain Mortgage and Security Agreement (the "Mortgage") of even date herewith made by the First Green Operating Subsidiary, the Second Green Operating Subsidiary, the Triboro Operating Subsidiary and the Jamaica Operating Subsidiary encumbering such parties' respective fee simple interest in the properties known as (i) 165-25 147th Avenue, Jamaica, Queens, (ii) 49-19 Rockaway Beach Boulevard, Averne, Queens, New York, (iii) 85-01 24th Avenue, East Elmhurst, New York and (iv) 114-15 Guy Brewer Boulevard, Jamaica, Queens, New York.

     3. Registered Mortgage Note. This Mortgage Note is a registered note and, as provided in the Loan Agreement, upon surrender of this Mortgage Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Mortgage Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrowers may treat the person in whose name this Mortgage Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrowers will not be affected by any notice to the contrary.

     4.  Optional  Prepayment.   This  Mortgage  Note  is  subject  to  optional
prepayment at the times and on the terms specified below:

     (a) Provided that there are no Non-Mortgage Loans (as defined in the Loan Agreement) outstanding or Commitments (as defined in the Loan Agreement) to make Non-Mortgage Loans available from the Lenders to the Borrowers, the Borrowers may, at their option, upon notice as provided in subsection (b), prepay the outstanding principal of this Mortgage Note, and all other notes evidencing the Mortgage Loan (as defined in the Loan Agreement), in whole but not in part at any time on or after the date that is 30 months after the date hereof, together with all accrued interest thereon and any applicable Make-Whole Amount.
Notwithstanding the above-described lock-out period, if Lenders permit the Borrowers to prepay the Non-Mortgage Loans prior to the expiration of the lock-out period, the Borrowers shall also be entitled to prepay the Mortgage Loan, together with all accrued interest thereon and any applicable Make-Whole Amount.

     (b) The Parent will give each Lender written notice of its intention to make the optional prepayment hereunder not less than five Business Days (as defined in the Loan Agreement) and in any event not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify (i) such date (which shall be a Business Day), (ii) the aggregate principal amount of the Mortgage Loan to be prepaid on such date, (iii) the principal amount of the Mortgage Loan held by each Lender to be prepaid, and (iv) the interest to be paid on the prepayment date with respect to such principal amounts being prepaid, accompanied by a certificate of a Senior Financial Officer (as defined in the Loan Agreement) as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to any such prepayment of the Mortgage Loan, the Parent shall deliver to each Lender a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     (c) The principal amount of the Mortgage Loan shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Borrowers shall fail to pay such principal amount when so due and payable, on the date so fixed for prepayment, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.

     (d) The Borrowers will not and will not permit any Affiliate (as defined in the Loan Agreement) to prepay, purchase, redeem or otherwise acquire, directly or indirectly, the Mortgage Loan except upon the payment or prepayment of the Mortgage Loan in accordance with the terms of this Mortgage Note and the Loan Documents.

     (e) "Make-Whole Amount" means an amount equal to the excess, if any, of the Discounted Value of the Called Principal of the Mortgage Loan over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than 1% of the Called Principal of the Mortgage Loan. In no event shall delivery to any of the Lenders of any certificate of a Senior Financial Officer (or of any other writing by or on behalf of any of the Borrowers) specifying the calculation of any Make-Whole Amount affect the rights of the Lenders to challenge the accuracy of any such calculation or the rights of the Lenders to be paid the full amount of any Make-Whole Amount due to them in accordance with the terms of this Agreement. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

     (i) "Called Principal" means the principal of such Mortgage Loan that is to be prepaid pursuant to the terms of this Section 4 or has become or is declared to be immediately due and payable as a result of an Event of Default (as defined in Section 9 below), as the context requires.

     (ii) "Discounted Value" means, with respect to the Called Principal of the Mortgage Loan, the amount obtained by discounting such Called Principal from the Maturity Date to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Mortgage Loans is payable) equal to the Reinvestment Yield with respect to such Called Principal.

     (iii) "Reinvestment Yield" means, with respect to the Called Principal of the Mortgage Loan, the yield to maturity implied by (i) the yield reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the applicable display page in the pages designated as Pages PX1 through 8 (or such other display as may replace such pages on Bloomberg Financial Markets ("Bloomberg") or, if such page (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen that corresponds most closely to such page for actively traded U.S. Treasury securities having a maturity equal to the Remaining Life of such Called Principal as of such Settlement Date or (ii) if such yield is not reported as of such time or the yield reported as of such time is not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yield has been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for such U.S. Treasury security. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the Interest Rate.

     (iv) "Remaining Life" means, with respect to such Called Principal, the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the Maturity Date.

     (v) "Settlement Date" means the date on which such Called Principal is to be prepaid pursuant to this Section 4 or has become or is declared to be immediately due and payable as a result of an Event of Default.

     5. Method of Payment; When Payments Deemed Made. The Borrowers will pay all sums becoming due hereunder by Federal funds transfer of immediately available funds to the account of the Lender as specified in Schedule A to the Loan Agreement, or by such other method or at such other address as such Lender shall have from time to time specified to the Parent in writing for such purpose, without the presentation or surrender of any Mortgage Note or the making of any notation thereon. Any such payment to be made to the Lender shall be deemed to have been made on the Business Day such payment actually becomes available to the Lender at such Lender's bank prior to the 1:00 p.m. (local time in New York
City).

     6. Payments Due on Non-Business Days.

     Anything herein to the contrary notwithstanding (but without limiting the requirements of Section 4 that any date specified for prepayment of the Mortgage Loan shall be a Business Day), any payment of principal of or Make-Whole Amount or interest on the Mortgage Loan that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the Maturity Date is a date other than a Business Day, the payment otherwise due on the Maturity Date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

     7. Prepayment in the Event of Casualty or Condemnation; Prepayment Upon a Change in Control. Proceeds of casualty or condemnation shall be applied in accordance with Sections 2.04 and 2.05 of the Mortgage. In the event of a Change of Control (as defined in the Loan Agreement), Section 4.4 of the Loan Agreement shall govern.

     8. Extension of Maturity Date. Provided that no Default (as defined in the Loan Agreement) or Event of Default shall then be continuing, the Borrowers may extend the Maturity Date in strict accordance with Section 4.2(b) of the Loan Agreement. In no event shall the Maturity Date be extended more than two (2) years.

     9. Event of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

     (a) the Borrowers default in the payment of any principal or Make-Whole Amount with respect to this Mortgage Note or any other note evidencing the Mortgage Loan when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of otherwise; or

     (b) the Borrowers default in the payment of interest on this Mortgage Note or any other note evidencing the Mortgage Loan for more than two Business Days after the same become due and payable; or

     (c) an Event of Default shall occur under the Loan Agreement, the Mortgage or any other Loan Document.

     If an Event of Default occurs and is continuing, the principal of this Mortgage Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Loan Agreement.

     10. Joint and Several. Subject to Section 3.6 of the Loan Agreement, each Borrower shall be jointly and severally liable with respect to the obligations under this Mortgage Note.

     11. Governing Law. This Mortgage Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Borrower:                   GTJ REIT, INC.


                            By:____________________________________
                                  Name:
                                  Title:

Borrower:                   GREEN ACQUISITION, INC.


                            By:____________________________________
                                  Name:
                                  Title:

Borrower:                   TRIBORO ACQUISITION, INC


                            By:____________________________________
                                  Name:
                                  Title:

Borrower:                   JAMAICA ACQUISITION, INC.


                            By:____________________________________
                                  Name:
                                  Title:

Borrower:                   165-25 147TH AVENUE, LLC


                            By:____________________________________
                                  Name:
                                  Title:

Borrower:                   49-19 ROCKAWAY BEACH BOULEVARD, LLC


                            By:____________________________________
                                  Name:
                                  Title:

Borrower:                   85-01 24TH AVENUE, LLC


                            By:____________________________________
                                  Name:
                                  Title:

Borrower:                   114-15 GUY BREWER BOULEVARD, LLC


                            By:____________________________________
                                  Name:
                                  Title:

                                 GTJ REIT, INC.,
                            GREEN ACQUISITION, INC.,
                            TRIBORO ACQUISITION, INC,
                           JAMAICA ACQUISITION, INC.,
                            165-25 147TH AVENUE, LLC,
                      49-19 ROCKAWAY BEACH BOULEVARD, LLC,
                           85-01 24TH AVENUE, LLC, AND
                        114-15 GUY BREWER BOULEVARD, LLC


                              SENIOR MORTGAGE NOTE

No. MR-3                                                   July 2, 2007

$96,551.72                                                 PPN:  36238@ AA4

     FOR VALUE RECEIVED, each of GTJ REIT, INC., a Maryland corporation (the "Parent"), GREEN ACQUISITION, INC., a New York corporation, TRIBORO ACQUISITION, INC, a New York corporation, JAMAICA ACQUISITION, INC., a New York corporation, 165-25 147TH AVENUE, LLC, a New York limited liability company (the "First Green Operating Subsidiary"), 49-19 ROCKAWAY BEACH BOULEVARD, LLC, a New York limited liability company (the "Second Green Operating Subsidiary"), 85-01 24TH AVENUE, LLC, a New York limited liability company (the "Triboro Operating Subsidiary"), and 114-15 GUY BREWER BOULEVARD, LLC, a New York limited liability company (the "Jamaica Operating Subsidiary") (collectively, herein called the "Borrowers"), jointly and severally hereby promises to pay to ING USA ANNUITY AND LIFE INSURANCE COMPANY, or registered assigns, the principal sum of NINETY-SIX
THOUSAND FIVE HUNDRED FIFTY-ONE DOLLARS AND SEVENTY-TWO CENTS (or so much thereof as shall remain outstanding) on July 1, 2010, subject to extension at the option of the Borrowers as set forth in Section 7 below (the "Maturity Date"), with interest (computed on the basis of a 360-day year of twelve 30-day months), payable monthly on the first day of each calendar month commencing on August 1, 2007 and at maturity, (i) on the unpaid balance at the rate of 6.59% per annum (the "Interest Rate"), and (ii) to the extent permitted by law, on any overdue payment of such interest and, during the continuance of an Event of Default (as defined below), on such unpaid principal balance and on any overdue payment of any Make-Whole Amount (as defined below), at a rate per annum from time to time equal to the Default Rate. The Default Rate shall mean the lesser of (a) the Interest Rate plus two percent (2%) and (b) the highest rate permitted by applicable law.

     1. Manner of Payment. Payment of principal, interest and any Make-Whole Amount with respect to this Mortgage Note are to be made in lawful money of the United States of America.

     2. Senior Mortgage Notes. This Mortgage Note is one of a class of senior notes (herein called the "Mortgage Notes") issued pursuant to the Loan Agreement, dated as of June 30, 2007 (as from time to time amended, restated or otherwise modified, the "Loan Agreement"), among the Borrowers, and the respective Lenders named therein, and is entitled to the benefits thereof and of a certain Mortgage and Security Agreement (the "Mortgage") of even date herewith made by the First Green Operating Subsidiary, the Second Green Operating Subsidiary, the Triboro Operating Subsidiary and the Jamaica Operating Subsidiary encumbering such parties' respective fee simple interest in the properties known as (i) 165-25 147th Avenue, Jamaica, Queens, (ii) 49-19 Rockaway Beach Boulevard, Averne, Queens, New York, (iii) 85-01 24th Avenue, East Elmhurst, New York and (iv) 114-15 Guy Brewer Boulevard, Jamaica, Queens, New York.

     3. Registered Mortgage Note. This Mortgage Note is a registered note and, as provided in the Loan Agreement, upon surrender of this Mortgage Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Mortgage Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrowers may treat the person in whose name this Mortgage Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrowers will not be affected by any notice to the contrary.

     4.  Optional  Prepayment.   This  Mortgage  Note  is  subject  to  optional
prepayment at the times and on the terms specified below:

     (a) Provided that there are no Non-Mortgage Loans (as defined in the Loan Agreement) outstanding or Commitments (as defined in the Loan Agreement) to make Non-Mortgage Loans available from the Lenders to the Borrowers, the Borrowers may, at their option, upon notice as provided in subsection (b), prepay the outstanding principal of this Mortgage Note, and all other notes evidencing the Mortgage Loan (as defined in the Loan Agreement), in whole but not in part at any time on or after the date that is 30 months after the date hereof, together with all accrued interest thereon and any applicable Make-Whole Amount.
Notwithstanding the above-described lock-out period, if Lenders permit the Borrowers to prepay the Non-Mortgage Loans prior to the expiration of the lock-out period, the Borrowers shall also be entitled to prepay the Mortgage Loan, together with all accrued interest thereon and any applicable Make-Whole Amount.

     (b) The Parent will give each Lender written notice of its intention to make the optional prepayment hereunder not less than five Business Days (as defined in the Loan Agreement) and in any event not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify (i) such date (which shall be a Business Day), (ii) the aggregate principal amount of the Mortgage Loan to be prepaid on such date, (iii) the principal amount of the Mortgage Loan held by each Lender to be prepaid, and (iv) the interest to be paid on the prepayment date with respect to such principal amounts being prepaid, accompanied by a certificate of a Senior Financial Officer (as defined in the Loan Agreement) as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to any such prepayment of the Mortgage Loan, the Parent shall deliver to each Lender a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     (c) The principal amount of the Mortgage Loan shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Borrowers shall fail to pay such principal amount when so due and payable, on the date so fixed for prepayment, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.

     (d) The Borrowers will not and will not permit any Affiliate (as defined in the Loan Agreement) to prepay, purchase, redeem or otherwise acquire, directly or indirectly, the Mortgage Loan except upon the payment or prepayment of the Mortgage Loan in accordance with the terms of this Mortgage Note and the Loan Documents.

     (e) "Make-Whole Amount" means an amount equal to the excess, if any, of the Discounted Value of the Called Principal of the Mortgage Loan over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than 1% of the Called Principal of the Mortgage Loan. In no event shall delivery to any of the Lenders of any certificate of a Senior Financial Officer (or of any other writing by or on behalf of any of the Borrowers) specifying the calculation of any Make-Whole Amount affect the rights of the Lenders to challenge the accuracy of any such calculation or the rights of the Lenders to be paid the full amount of any Make-Whole Amount due to them in accordance with the terms of this Agreement. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

     (i) "Called Principal" means the principal of such Mortgage Loan that is to be prepaid pursuant to the terms of this Section 4 or has become or is declared to be immediately due and payable as a result of an Event of Default (as defined in Section 9 below), as the context requires.

     (ii) "Discounted Value" means, with respect to the Called Principal of the Mortgage Loan, the amount obtained by discounting such Called Principal from the Maturity Date to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Mortgage Loans is payable) equal to the Reinvestment Yield with respect to such Called Principal.

     (iii) "Reinvestment Yield" means, with respect to the Called Principal of the Mortgage Loan, the yield to maturity implied by (i) the yield reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the applicable display page in the pages designated as Pages PX1 through 8 (or such other display as may replace such pages on Bloomberg Financial Markets ("Bloomberg") or, if such page (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen that corresponds most closely to such page for actively traded U.S. Treasury securities having a maturity equal to the Remaining Life of such Called Principal as of such Settlement Date or (ii) if such yield is not reported as of such time or the yield reported as of such time is not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yield has been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for such U.S. Treasury security. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the Interest Rate.

     (iv) "Remaining Life" means, with respect to such Called Principal, the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the Maturity Date.

     (v) "Settlement Date" means the date on which such Called Principal is to be prepaid pursuant to this Section 4 or has become or is declared to be immediately due and payable as a result of an Event of Default.

     5. Method of Payment; When Payments Deemed Made. The Borrowers will pay all sums becoming due hereunder by Federal funds transfer of immediately available funds to the account of the Lender as specified in Schedule A to the Loan Agreement, or by such other method or at such other address as such Lender shall have from time to time specified to the Parent in writing for such purpose, without the presentation or surrender of any Mortgage Note or the making of any notation thereon. Any such payment to be made to the Lender shall be deemed to have been made on the Business Day such payment actually becomes available to the Lender at such Lender's bank prior to the 1:00 p.m. (local time in New York
City).

     6. Payments Due on Non-Business Days.

     Anything herein to the contrary notwithstanding (but without limiting the requirements of Section 4 that any date specified for prepayment of the Mortgage Loan shall be a Business Day), any payment of principal of or Make-Whole Amount or interest on the Mortgage Loan that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the Maturity Date is a date other than a Business Day, the payment otherwise due on the Maturity Date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

     7. Prepayment in the Event of Casualty or Condemnation; Prepayment Upon a Change in Control. Proceeds of casualty or condemnation shall be applied in accordance with Sections 2.04 and 2.05 of the Mortgage. In the event of a Change of Control (as defined in the Loan Agreement), Section 4.4 of the Loan Agreement shall govern.

     8. Extension of Maturity Date. Provided that no Default (as defined in the Loan Agreement) or Event of Default shall then be continuing, the Borrowers may extend the Maturity Date in strict accordance with Section 4.2(b) of the Loan Agreement. In no event shall the Maturity Date be extended more than two (2) years.

     9. Event of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

     (a) the Borrowers default in the payment of any principal or Make-Whole Amount with respect to this Mortgage Note or any other note evidencing the Mortgage Loan when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of otherwise; or

     (b) the Borrowers default in the payment of interest on this Mortgage Note or any other note evidencing the Mortgage Loan for more than two Business Days after the same become due and payable; or

     (c) an Event of Default shall occur under the Loan Agreement, the Mortgage or any other Loan Document.

     If an Event of Default occurs and is continuing, the principal of this Mortgage Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Loan Agreement.

     10. Joint and Several. Subject to Section 3.6 of the Loan Agreement, each Borrower shall be jointly and severally liable with respect to the obligations under this Mortgage Note.

     11. Governing Law. This Mortgage Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Borrower:                             GTJ REIT, INC.


                                      By:______________________________
                                            Name:
                                            Title:

Borrower:                             GREEN ACQUISITION, INC.


                                      By:______________________________
                                            Name:
                                            Title:

Borrower:                             TRIBORO ACQUISITION, INC


                                      By:______________________________
                                            Name:
                                            Title:

Borrower:                             JAMAICA ACQUISITION, INC.


                                      By:______________________________
                                            Name:
                                            Title:

Borrower:                             165-25 147TH AVENUE, LLC


                                      By:______________________________
                                            Name:
                                            Title:

Borrower:                             49-19 ROCKAWAY BEACH BOULEVARD, LLC


                                      By:______________________________
                                            Name:
                                            Title:

Borrower:                             85-01 24TH AVENUE, LLC


                                      By:______________________________
                                            Name:
                                            Title:

Borrower:                             114-15 GUY BREWER BOULEVARD, LLC


                                      By:______________________________
                                            Name:
                                            Title:

 GTJ REIT, INC.,
                            GREEN ACQUISITION, INC.,
                            TRIBORO ACQUISITION, INC,
                           JAMAICA ACQUISITION, INC.,
                            165-25 147TH AVENUE, LLC,
                      49-19 ROCKAWAY BEACH BOULEVARD, LLC,
                           85-01 24TH AVENUE, LLC, AND
                        114-15 GUY BREWER BOULEVARD, LLC


                              SENIOR MORTGAGE NOTE

No. MR-4                                             July __, 2007

$344,827.59                                          PPN:  36238@ AA4

     FOR VALUE RECEIVED, each of GTJ REIT, INC., a Maryland corporation (the "Parent"), GREEN ACQUISITION, INC., a New York corporation, TRIBORO ACQUISITION, INC, a New York corporation, JAMAICA ACQUISITION, INC., a New York corporation, 165-25 147TH AVENUE, LLC, a New York limited liability company (the "First Green Operating Subsidiary"), 49-19 ROCKAWAY BEACH BOULEVARD, LLC, a New York limited liability company (the "Second Green Operating Subsidiary"), 85-01 24TH AVENUE, LLC, a New York limited liability company (the "Triboro Operating Subsidiary"), and 114-15 GUY BREWER BOULEVARD, LLC, a New York limited liability company (the "Jamaica Operating Subsidiary") (collectively, herein called the "Borrowers"), jointly and severally hereby promises to pay to ING LIFE INSURANCE AND ANNUITY COMPANY, or registered assigns, the principal sum of THREE HUNDRED FORTY-FOUR THOUSAND EIGHT HUNDRED TWENTY-SEVEN DOLLARS AND FIFTY-NINE CENTS (or so much thereof as shall remain outstanding) on July 1, 2010, subject to extension at the option of the Borrowers as set forth in Section 7 below (the "Maturity Date"), with interest (computed on the basis of a 360-day year of twelve 30-day months), payable monthly on the first day of each calendar month commencing on August 1, 2007 and at maturity, (i) on the unpaid balance at the rate of 6.59% per annum (the "Interest Rate"), and (ii) to the extent permitted by law, on any overdue payment of such interest and, during the continuance of an Event of Default (as defined below), on such unpaid principal balance and on any overdue payment of any Make-Whole Amount (as defined below), at a rate per annum from time to time equal to the Default Rate. The Default Rate shall mean the lesser of (a) the Interest Rate plus two percent (2%) and (b) the highest rate permitted by applicable law.

     1. Manner of Payment. Payment of principal, interest and any Make-Whole Amount with respect to this Mortgage Note are to be made in lawful money of the United States of America.

     2. Senior Mortgage Notes. This Mortgage Note is one of a class of senior notes (herein called the "Mortgage Notes") issued pursuant to the Loan Agreement, dated as of June 30, 2007 (as from time to time amended, restated or otherwise modified, the "Loan Agreement"), among the Borrowers, and the respective Lenders named therein, and is entitled to the benefits thereof and of a certain Mortgage and Security Agreement (the "Mortgage") of even date herewith made by the First Green Operating Subsidiary, the Second Green Operating Subsidiary, the Triboro Operating Subsidiary and the Jamaica Operating Subsidiary encumbering such parties' respective fee simple interest in the properties known as (i) 165-25 147th Avenue, Jamaica, Queens, (ii) 49-19 Rockaway Beach Boulevard, Averne, Queens, New York, (iii) 85-01 24th Avenue, East Elmhurst, New York and (iv) 114-15 Guy Brewer Boulevard, Jamaica, Queens, New York.

     3. Registered Mortgage Note. This Mortgage Note is a registered note and, as provided in the Loan Agreement, upon surrender of this Mortgage Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Mortgage Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrowers may treat the person in whose name this Mortgage Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrowers will not be affected by any notice to the contrary.

     4.  Optional  Prepayment.   This  Mortgage  Note  is  subject  to  optional
prepayment at the times and on the terms specified below:

     (a) Provided that there are no Non-Mortgage Loans (as defined in the Loan Agreement) outstanding or Commitments (as defined in the Loan Agreement) to make Non-Mortgage Loans available from the Lenders to the Borrowers, the Borrowers may, at their option, upon notice as provided in subsection (b), prepay the outstanding principal of this Mortgage Note, and all other notes evidencing the Mortgage Loan (as defined in the Loan Agreement), in whole but not in part at any time on or after the date that is 30 months after the date hereof, together with all accrued interest thereon and any applicable Make-Whole Amount.
Notwithstanding the above-described lock-out period, if Lenders permit the Borrowers to prepay the Non-Mortgage Loans prior to the expiration of the lock-out period, the Borrowers shall also be entitled to prepay the Mortgage Loan, together with all accrued interest thereon and any applicable Make-Whole Amount.

     (b) The Parent will give each Lender written notice of its intention to make the optional prepayment hereunder not less than five Business Days (as defined in the Loan Agreement) and in any event not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify (i) such date (which shall be a Business Day), (ii) the aggregate principal amount of the Mortgage Loan to be prepaid on such date, (iii) the principal amount of the Mortgage Loan held by each Lender to be prepaid, and (iv) the interest to be paid on the prepayment date with respect to such principal amounts being prepaid, accompanied by a certificate of a Senior Financial Officer (as defined in the Loan Agreement) as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to any such prepayment of the Mortgage Loan, the Parent shall deliver to each Lender a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     (c) The principal amount of the Mortgage Loan shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Borrowers shall fail to pay such principal amount when so due and payable, on the date so fixed for prepayment, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.

     (d) The Borrowers will not and will not permit any Affiliate (as defined in the Loan Agreement) to prepay, purchase, redeem or otherwise acquire, directly or indirectly, the Mortgage Loan except upon the payment or prepayment of the Mortgage Loan in accordance with the terms of this Mortgage Note and the Loan Documents.

     (e) "Make-Whole Amount" means an amount equal to the excess, if any, of the Discounted Value of the Called Principal of the Mortgage Loan over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than 1% of the Called Principal of the Mortgage Loan. In no event shall delivery to any of the Lenders of any certificate of a Senior Financial Officer (or of any other writing by or on behalf of any of the Borrowers) specifying the calculation of any Make-Whole Amount affect the rights of the Lenders to challenge the accuracy of any such calculation or the rights of the Lenders to be paid the full amount of any Make-Whole Amount due to them in accordance with the terms of this Agreement. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

     (i) "Called Principal" means the principal of such Mortgage Loan that is to be prepaid pursuant to the terms of this Section 4 or has become or is declared to be immediately due and payable as a result of an Event of Default (as defined in Section 9 below), as the context requires.

     (ii) "Discounted Value" means, with respect to the Called Principal of the Mortgage Loan, the amount obtained by discounting such Called Principal from the Maturity Date to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Mortgage Loans is payable) equal to the Reinvestment Yield with respect to such Called Principal.

     (iii) "Reinvestment Yield" means, with respect to the Called Principal of the Mortgage Loan, the yield to maturity implied by (i) the yield reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the applicable display page in the pages designated as Pages PX1 through 8 (or such other display as may replace such pages on Bloomberg Financial Markets ("Bloomberg") or, if such page (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen that corresponds most closely to such page for actively traded U.S. Treasury securities having a maturity equal to the Remaining Life of such Called Principal as of such Settlement Date or (ii) if such yield is not reported as of such time or the yield reported as of such time is not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yield has been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for such U.S. Treasury security. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the Interest Rate.

     (iv) "Remaining Life" means, with respect to such Called Principal, the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the Maturity Date.

     (v) "Settlement Date" means the date on which such Called Principal is to be prepaid pursuant to this Section 4 or has become or is declared to be immediately due and payable as a result of an Event of Default.

     5. Method of Payment; When Payments Deemed Made. The Borrowers will pay all sums becoming due hereunder by Federal funds transfer of immediately available funds to the account of the Lender as specified in Schedule A to the Loan Agreement, or by such other method or at such other address as such Lender shall have from time to time specified to the Parent in writing for such purpose, without the presentation or surrender of any Mortgage Note or the making of any notation thereon. Any such payment to be made to the Lender shall be deemed to have been made on the Business Day such payment actually becomes available to the Lender at such Lender's bank prior to the 1:00 p.m. (local time in New York
City).

     6. Payments Due on Non-Business Days.

     Anything herein to the contrary notwithstanding (but without limiting the requirements of Section 4 that any date specified for prepayment of the Mortgage Loan shall be a Business Day), any payment of principal of or Make-Whole Amount or interest on the Mortgage Loan that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the Maturity Date is a date other than a Business Day, the payment otherwise due on the Maturity Date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

     7. Prepayment in the Event of Casualty or Condemnation; Prepayment Upon a Change in Control. Proceeds of casualty or condemnation shall be applied in accordance with Sections 2.04 and 2.05 of the Mortgage. In the event of a Change of Control (as defined in the Loan Agreement), Section 4.4 of the Loan Agreement shall govern.

     8. Extension of Maturity Date. Provided that no Default (as defined in the Loan Agreement) or Event of Default shall then be continuing, the Borrowers may extend the Maturity Date in strict accordance with Section 4.2(b) of the Loan Agreement. In no event shall the Maturity Date be extended more than two (2) years.

     9. Event of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

     (a) the Borrowers default in the payment of any principal or Make-Whole Amount with respect to this Mortgage Note or any other note evidencing the Mortgage Loan when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of otherwise; or

     (b) the Borrowers default in the payment of interest on this Mortgage Note or any other note evidencing the Mortgage Loan for more than two Business Days after the same become due and payable; or

     (c) an Event of Default shall occur under the Loan Agreement, the Mortgage or any other Loan Document.

     If an Event of Default occurs and is continuing, the principal of this Mortgage Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Loan Agreement.

     10. Joint and Several. Subject to Section 3.6 of the Loan Agreement, each Borrower shall be jointly and severally liable with respect to the obligations under this Mortgage Note.

     11. Governing Law. This Mortgage Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Borrower:                                   GTJ REIT, INC.


                                            By:___________________________
                                                  Name:
                                                  Title:

Borrower:                                   GREEN ACQUISITION, INC.


                                            By:___________________________
                                                  Name:
                                                  Title:

Borrower:                                   TRIBORO ACQUISITION, INC


                                            By:___________________________
                                                  Name:
                                                  Title:

Borrower:                                   JAMAICA ACQUISITION, INC.


                                            By:___________________________
                                                  Name:
                                                  Title:

Borrower:                                   165-25 147TH AVENUE, LLC


                                            By:___________________________
                                                  Name:
                                                  Title:

Borrower:                                   49-19 ROCKAWAY BEACH BOULEVARD, LLC


                                            By:___________________________
                                                  Name:
                                                  Title:

Borrower:                                   85-01 24TH AVENUE, LLC


                                            By:
                                                  Name:
                                                  Title:

Borrower:                                   114-15 GUY BREWER BOULEVARD, LLC


                                            By:___________________________
                                                  Name:
                                                  Title:


                                      -6-

                     GTJ REIT, INC.,
                            GREEN ACQUISITION, INC.,
                            TRIBORO ACQUISITION, INC,
                           JAMAICA ACQUISITION, INC.,
                            165-25 147TH AVENUE, LLC,
                      49-19 ROCKAWAY BEACH BOULEVARD, LLC,
                           85-01 24TH AVENUE, LLC, AND
                        114-15 GUY BREWER BOULEVARD, LLC


                              SENIOR MORTGAGE NOTE

No. MR-5                                             July 2, 2007

$96,551.72                                           PPN:  36238@ AA4

     FOR VALUE RECEIVED, each of GTJ REIT, INC., a Maryland corporation (the "Parent"), GREEN ACQUISITION, INC., a New York corporation, TRIBORO ACQUISITION, INC, a New York corporation, JAMAICA ACQUISITION, INC., a New York corporation, 165-25 147TH AVENUE, LLC, a New York limited liability company (the "First Green Operating Subsidiary"), 49-19 ROCKAWAY BEACH BOULEVARD, LLC, a New York limited liability company (the "Second Green Operating Subsidiary"), 85-01 24TH AVENUE, LLC, a New York limited liability company (the "Triboro Operating Subsidiary"), and 114-15 GUY BREWER BOULEVARD, LLC, a New York limited liability company (the "Jamaica Operating Subsidiary") (collectively, herein called the "Borrowers"), jointly and severally hereby promises to pay to RELIASTAR LIFE INSURANCE COMPANY, or registered assigns, the principal sum of NINETY SIX THOUSAND FIVE HUNDRED FIFTY-ONE DOLLARS AND SEVENTY-TWO CENTS (or so much thereof as shall remain outstanding) on July 1, 2010, subject to extension at the option of the Borrowers as set forth in Section 7 below (the "Maturity Date"), with interest (computed on the basis of a 360-day year of twelve 30-day months), payable monthly on the first day of each calendar month commencing on August 1, 2007 and at maturity, (i) on the unpaid balance at the rate of 6.59% per annum (the "Interest Rate"), and (ii) to the extent permitted by law, on any overdue payment of such interest and, during the continuance of an Event of Default (as defined below), on such unpaid principal balance and on any overdue payment of any Make-Whole Amount (as defined below), at a rate per annum from time to time equal to the Default Rate. The Default Rate shall mean the lesser of (a) the Interest Rate plus two percent (2%) and (b) the highest rate permitted by applicable law.

     1. Manner of Payment. Payment of principal, interest and any Make-Whole Amount with respect to this Mortgage Note are to be made in lawful money of the United States of America.

     2. Senior Mortgage Notes. This Mortgage Note is one of a class of senior notes (herein called the "Mortgage Notes") issued pursuant to the Loan Agreement, dated as of June 30, 2007 (as from time to time amended, restated or otherwise modified, the "Loan Agreement"), among the Borrowers, and the respective Lenders named therein, and is entitled to the benefits thereof and of a certain Mortgage and Security Agreement (the "Mortgage") of even date herewith made by the First Green Operating Subsidiary, the Second Green Operating Subsidiary, the Triboro Operating Subsidiary and the Jamaica Operating Subsidiary encumbering such parties' respective fee simple interest in the properties known as (i) 165-25 147th Avenue, Jamaica, Queens, (ii) 49-19 Rockaway Beach Boulevard, Averne, Queens, New York, (iii) 85-01 24th Avenue, East Elmhurst, New York and (iv) 114-15 Guy Brewer Boulevard, Jamaica, Queens, New York.

     3. Registered Mortgage Note. This Mortgage Note is a registered note and, as provided in the Loan Agreement, upon surrender of this Mortgage Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Mortgage Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrowers may treat the person in whose name this Mortgage Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrowers will not be affected by any notice to the contrary.

     4.  Optional  Prepayment.   This  Mortgage  Note  is  subject  to  optional
prepayment at the times and on the terms specified below:

     (a) Provided that there are no Non-Mortgage Loans (as defined in the Loan Agreement) outstanding or Commitments (as defined in the Loan Agreement) to make Non-Mortgage Loans available from the Lenders to the Borrowers, the Borrowers may, at their option, upon notice as provided in subsection (b), prepay the outstanding principal of this Mortgage Note, and all other notes evidencing the Mortgage Loan (as defined in the Loan Agreement), in whole but not in part at any time on or after the date that is 30 months after the date hereof, together with all accrued interest thereon and any applicable Make-Whole Amount.
Notwithstanding the above-described lock-out period, if Lenders permit the Borrowers to prepay the Non-Mortgage Loans prior to the expiration of the lock-out period, the Borrowers shall also be entitled to prepay the Mortgage Loan, together with all accrued interest thereon and any applicable Make-Whole Amount.

     (b) The Parent will give each Lender written notice of its intention to make the optional prepayment hereunder not less than five Business Days (as defined in the Loan Agreement) and in any event not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify (i) such date (which shall be a Business Day), (ii) the aggregate principal amount of the Mortgage Loan to be prepaid on such date, (iii) the principal amount of the Mortgage Loan held by each Lender to be prepaid, and (iv) the interest to be paid on the prepayment date with respect to such principal amounts being prepaid, accompanied by a certificate of a Senior Financial Officer (as defined in the Loan Agreement) as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to any such prepayment of the Mortgage Loan, the Parent shall deliver to each Lender a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     (c) The principal amount of the Mortgage Loan shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Borrowers shall fail to pay such principal amount when so due and payable, on the date so fixed for prepayment, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.

     (d) The Borrowers will not and will not permit any Affiliate (as defined in the Loan Agreement) to prepay, purchase, redeem or otherwise acquire, directly or indirectly, the Mortgage Loan except upon the payment or prepayment of the Mortgage Loan in accordance with the terms of this Mortgage Note and the Loan Documents.

     (e) "Make-Whole Amount" means an amount equal to the excess, if any, of the Discounted Value of the Called Principal of the Mortgage Loan over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than 1% of the Called Principal of the Mortgage Loan. In no event shall delivery to any of the Lenders of any certificate of a Senior Financial Officer (or of any other writing by or on behalf of any of the Borrowers) specifying the calculation of any Make-Whole Amount affect the rights of the Lenders to challenge the accuracy of any such calculation or the rights of the Lenders to be paid the full amount of any Make-Whole Amount due to them in accordance with the terms of this Agreement. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

     (i) "Called Principal" means the principal of such Mortgage Loan that is to be prepaid pursuant to the terms of this Section 4 or has become or is declared to be immediately due and payable as a result of an Event of Default (as defined in Section 9 below), as the context requires.

     (ii) "Discounted Value" means, with respect to the Called Principal of the Mortgage Loan, the amount obtained by discounting such Called Principal from the Maturity Date to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Mortgage Loans is payable) equal to the Reinvestment Yield with respect to such Called Principal.

     (iii) "Reinvestment Yield" means, with respect to the Called Principal of the Mortgage Loan, the yield to maturity implied by (i) the yield reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the applicable display page in the pages designated as Pages PX1 through 8 (or such other display as may replace such pages on Bloomberg Financial Markets ("Bloomberg") or, if such page (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen that corresponds most closely to such page for actively traded U.S. Treasury securities having a maturity equal to the Remaining Life of such Called Principal as of such Settlement Date or (ii) if such yield is not reported as of such time or the yield reported as of such time is not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yield has been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for such U.S. Treasury security. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the Interest Rate.

     (iv) "Remaining Life" means, with respect to such Called Principal, the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the Maturity Date.

     (v) "Settlement Date" means the date on which such Called Principal is to be prepaid pursuant to this Section 4 or has become or is declared to be immediately due and payable as a result of an Event of Default.

     5. Method of Payment; When Payments Deemed Made. The Borrowers will pay all sums becoming due hereunder by Federal funds transfer of immediately available funds to the account of the Lender as specified in Schedule A to the Loan Agreement, or by such other method or at such other address as such Lender shall have from time to time specified to the Parent in writing for such purpose, without the presentation or surrender of any Mortgage Note or the making of any notation thereon. Any such payment to be made to the Lender shall be deemed to have been made on the Business Day such payment actually becomes available to the Lender at such Lender's bank prior to the 1:00 p.m. (local time in New York
City).

     6. Payments Due on Non-Business Days.

     Anything herein to the contrary notwithstanding (but without limiting the requirements of Section 4 that any date specified for prepayment of the Mortgage Loan shall be a Business Day), any payment of principal of or Make-Whole Amount or interest on the Mortgage Loan that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the Maturity Date is a date other than a Business Day, the payment otherwise due on the Maturity Date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

     7. Prepayment in the Event of Casualty or Condemnation; Prepayment Upon a Change in Control. Proceeds of casualty or condemnation shall be applied in accordance with Sections 2.04 and 2.05 of the Mortgage. In the event of a Change of Control (as defined in the Loan Agreement), Section 4.4 of the Loan Agreement shall govern.

     8. Extension of Maturity Date. Provided that no Default (as defined in the Loan Agreement) or Event of Default shall then be continuing, the Borrowers may extend the Maturity Date in strict accordance with Section 4.2(b) of the Loan Agreement. In no event shall the Maturity Date be extended more than two (2) years.

     9. Event of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

     (a) the Borrowers default in the payment of any principal or Make-Whole Amount with respect to this Mortgage Note or any other note evidencing the Mortgage Loan when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of otherwise; or

     (b) the Borrowers default in the payment of interest on this Mortgage Note or any other note evidencing the Mortgage Loan for more than two Business Days after the same become due and payable; or

     (c) an Event of Default shall occur under the Loan Agreement, the Mortgage or any other Loan Document.

     If an Event of Default occurs and is continuing, the principal of this Mortgage Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Loan Agreement.

     10. Joint and Several. Subject to Section 3.6 of the Loan Agreement, each Borrower shall be jointly and severally liable with respect to the obligations under this Mortgage Note.

     11. Governing Law. This Mortgage Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Borrower:                           GTJ REIT, INC.


                                    By:___________________________
                                          Name:
                                          Title:

Borrower:                           GREEN ACQUISITION, INC.


                                    By:___________________________
                                          Name:
                                          Title:

Borrower:                           TRIBORO ACQUISITION, INC


                                    By:___________________________
                                          Name:
                                          Title:

Borrower:                           JAMAICA ACQUISITION, INC.


                                    By:___________________________
                                          Name:
                                          Title:

Borrower:                           165-25 147TH AVENUE, LLC


                                    By:___________________________
                                          Name:
                                          Title:

Borrower:                           49-19 ROCKAWAY BEACH BOULEVARD, LLC


                                    By:___________________________
                                          Name:
                                          Title:

Borrower:                           85-01 24TH AVENUE, LLC


                                    By:___________________________
                                          Name:
                                          Title:

Borrower:                           114-15 GUY BREWER BOULEVARD, LLC


                                    By:___________________________
                                          Name:
                                          Title:

 GTJ REIT, INC.,
                            GREEN ACQUISITION, INC.,
                            TRIBORO ACQUISITION, INC,
                           JAMAICA ACQUISITION, INC.,
                            165-25 147TH AVENUE, LLC,
                      49-19 ROCKAWAY BEACH BOULEVARD, LLC,
                           85-01 24TH AVENUE, LLC, AND
                        114-15 GUY BREWER BOULEVARD, LLC


                              SENIOR MORTGAGE NOTE

No. MR-6                                              July 2, 2007

$96,551.72                                            PPN:  36238@ AA4

     FOR VALUE RECEIVED, each of GTJ REIT, INC., a Maryland corporation (the "Parent"), GREEN ACQUISITION, INC., a New York corporation, TRIBORO ACQUISITION, INC, a New York corporation, JAMAICA ACQUISITION, INC., a New York corporation, 165-25 147TH AVENUE, LLC, a New York limited liability company (the "First Green Operating Subsidiary"), 49-19 ROCKAWAY BEACH BOULEVARD, LLC, a New York limited liability company (the "Second Green Operating Subsidiary"), 85-01 24TH AVENUE, LLC, a New York limited liability company (the "Triboro Operating Subsidiary"), and 114-15 GUY BREWER BOULEVARD, LLC, a New York limited liability company (the "Jamaica Operating Subsidiary") (collectively, herein called the "Borrowers"), jointly and severally hereby promises to pay to SECURITY LIFE OF DENVER INSURANCE COMPANY, or registered assigns, the principal sum of NINETY-SIX
THOUSAND FIVE HUNDRED FIFTY-ONE DOLLARS AND SEVENTY-TWO CENTS (or so much thereof as shall remain outstanding) on July 1, 2010, subject to extension at the option of the Borrowers as set forth in Section 7 below (the "Maturity Date"), with interest (computed on the basis of a 360-day year of twelve 30-day months), payable monthly on the first day of each calendar month commencing on August 1, 2007 and at maturity, (i) on the unpaid balance at the rate of 6.59% per annum (the "Interest Rate"), and (ii) to the extent permitted by law, on any overdue payment of such interest and, during the continuance of an Event of Default (as defined below), on such unpaid principal balance and on any overdue payment of any Make-Whole Amount (as defined below), at a rate per annum from time to time equal to the Default Rate. The Default Rate shall mean the lesser of (a) the Interest Rate plus two percent (2%) and (b) the highest rate permitted by applicable law.

     1. Manner of Payment. Payment of principal, interest and any Make-Whole Amount with respect to this Mortgage Note are to be made in lawful money of the United States of America.

     2. Senior Mortgage Notes. This Mortgage Note is one of a class of senior notes (herein called the "Mortgage Notes") issued pursuant to the Loan Agreement, dated as of June 30, 2007 (as from time to time amended, restated or otherwise modified, the "Loan Agreement"), among the Borrowers, and the respective Lenders named therein, and is entitled to the benefits thereof and of a certain Mortgage and Security Agreement (the "Mortgage") of even date herewith made by the First Green Operating Subsidiary, the Second Green Operating Subsidiary, the Triboro Operating Subsidiary and the Jamaica Operating Subsidiary encumbering such parties' respective fee simple interest in the properties known as (i) 165-25 147th Avenue, Jamaica, Queens, (ii) 49-19 Rockaway Beach Boulevard, Averne, Queens, New York, (iii) 85-01 24th Avenue, East Elmhurst, New York and (iv) 114-15 Guy Brewer Boulevard, Jamaica, Queens, New York.

     3. Registered Mortgage Note. This Mortgage Note is a registered note and, as provided in the Loan Agreement, upon surrender of this Mortgage Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Mortgage Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrowers may treat the person in whose name this Mortgage Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrowers will not be affected by any notice to the contrary.

     4.  Optional  Prepayment.   This  Mortgage  Note  is  subject  to  optional
prepayment at the times and on the terms specified below:

     (a) Provided that there are no Non-Mortgage Loans (as defined in the Loan Agreement) outstanding or Commitments (as defined in the Loan Agreement) to make Non-Mortgage Loans available from the Lenders to the Borrowers, the Borrowers may, at their option, upon notice as provided in subsection (b), prepay the outstanding principal of this Mortgage Note, and all other notes evidencing the Mortgage Loan (as defined in the Loan Agreement), in whole but not in part at any time on or after the date that is 30 months after the date hereof, together with all accrued interest thereon and any applicable Make-Whole Amount.
Notwithstanding the above-described lock-out period, if Lenders permit the Borrowers to prepay the Non-Mortgage Loans prior to the expiration of the lock-out period, the Borrowers shall also be entitled to prepay the Mortgage Loan, together with all accrued interest thereon and any applicable Make-Whole Amount.

     (b) The Parent will give each Lender written notice of its intention to make the optional prepayment hereunder not less than five Business Days (as defined in the Loan Agreement) and in any event not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify (i) such date (which shall be a Business Day), (ii) the aggregate principal amount of the Mortgage Loan to be prepaid on such date, (iii) the principal amount of the Mortgage Loan held by each Lender to be prepaid, and (iv) the interest to be paid on the prepayment date with respect to such principal amounts being prepaid, accompanied by a certificate of a Senior Financial Officer (as defined in the Loan Agreement) as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to any such prepayment of the Mortgage Loan, the Parent shall deliver to each Lender a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

     (c) The principal amount of the Mortgage Loan shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Borrowers shall fail to pay such principal amount when so due and payable, on the date so fixed for prepayment, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.

     (d) The Borrowers will not and will not permit any Affiliate (as defined in the Loan Agreement) to prepay, purchase, redeem or otherwise acquire, directly or indirectly, the Mortgage Loan except upon the payment or prepayment of the Mortgage Loan in accordance with the terms of this Mortgage Note and the Loan Documents.

     (e) "Make-Whole Amount" means an amount equal to the excess, if any, of the Discounted Value of the Called Principal of the Mortgage Loan over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than 1% of the Called Principal of the Mortgage Loan. In no event shall delivery to any of the Lenders of any certificate of a Senior Financial Officer (or of any other writing by or on behalf of any of the Borrowers) specifying the calculation of any Make-Whole Amount affect the rights of the Lenders to challenge the accuracy of any such calculation or the rights of the Lenders to be paid the full amount of any Make-Whole Amount due to them in accordance with the terms of this Agreement. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

     (i) "Called Principal" means the principal of such Mortgage Loan that is to be prepaid pursuant to the terms of this Section 4 or has become or is declared to be immediately due and payable as a result of an Event of Default (as defined in Section 9 below), as the context requires.

     (ii) "Discounted Value" means, with respect to the Called Principal of the Mortgage Loan, the amount obtained by discounting such Called Principal from the Maturity Date to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Mortgage Loans is payable) equal to the Reinvestment Yield with respect to such Called Principal.

     (iii) "Reinvestment Yield" means, with respect to the Called Principal of the Mortgage Loan, the yield to maturity implied by (i) the yield reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the applicable display page in the pages designated as Pages PX1 through 8 (or such other display as may replace such pages on Bloomberg Financial Markets ("Bloomberg") or, if such page (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen that corresponds most closely to such page for actively traded U.S. Treasury securities having a maturity equal to the Remaining Life of such Called Principal as of such Settlement Date or (ii) if such yield is not reported as of such time or the yield reported as of such time is not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yield has been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for such U.S. Treasury security. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the Interest Rate.

     (iv) "Remaining Life" means, with respect to such Called Principal, the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the Maturity Date.

     (v) "Settlement Date" means the date on which such Called Principal is to be prepaid pursuant to this Section 4 or has become or is declared to be immediately due and payable as a result of an Event of Default.

     5. Method of Payment; When Payments Deemed Made. The Borrowers will pay all sums becoming due hereunder by Federal funds transfer of immediately available funds to the account of the Lender as specified in Schedule A to the Loan Agreement, or by such other method or at such other address as such Lender shall have from time to time specified to the Parent in writing for such purpose, without the presentation or surrender of any Mortgage Note or the making of any notation thereon. Any such payment to be made to the Lender shall be deemed to have been made on the Business Day such payment actually becomes available to the Lender at such Lender's bank prior to the 1:00 p.m. (local time in New York
City).

     6. Payments Due on Non-Business Days.

     Anything herein to the contrary notwithstanding (but without limiting the requirements of Section 4 that any date specified for prepayment of the Mortgage Loan shall be a Business Day), any payment of principal of or Make-Whole Amount or interest on the Mortgage Loan that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the Maturity Date is a date other than a Business Day, the payment otherwise due on the Maturity Date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

     7. Prepayment in the Event of Casualty or Condemnation; Prepayment Upon a Change in Control. Proceeds of casualty or condemnation shall be applied in accordance with Sections 2.04 and 2.05 of the Mortgage. In the event of a Change of Control (as defined in the Loan Agreement), Section 4.4 of the Loan Agreement shall govern.

     8. Extension of Maturity Date. Provided that no Default (as defined in the Loan Agreement) or Event of Default shall then be continuing, the Borrowers may extend the Maturity Date in strict accordance with Section 4.2(b) of the Loan Agreement. In no event shall the Maturity Date be extended more than two (2) years.

     9. Event of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

     (a) the Borrowers default in the payment of any principal or Make-Whole Amount with respect to this Mortgage Note or any other note evidencing the Mortgage Loan when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of otherwise; or

     (b) the Borrowers default in the payment of interest on this Mortgage Note or any other note evidencing the Mortgage Loan for more than two Business Days after the same become due and payable; or

     (c) an Event of Default shall occur under the Loan Agreement, the Mortgage or any other Loan Document.

     If an Event of Default occurs and is continuing, the principal of this Mortgage Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Loan Agreement.

     10. Joint and Several. Subject to Section 3.6 of the Loan Agreement, each Borrower shall be jointly and severally liable with respect to the obligations under this Mortgage Note.

     11. Governing Law. This Mortgage Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Borrower:                     GTJ REIT, INC.


                              By:_______________________________
                                    Name:
                                    Title:

Borrower:                     GREEN ACQUISITION, INC.


                              By:_______________________________
                                    Name:
                                    Title:

Borrower:                     TRIBORO ACQUISITION, INC


                              By:_______________________________
                                    Name:
                                    Title:

Borrower:                     JAMAICA ACQUISITION, INC.


                              By:_______________________________
                                    Name:
                                    Title:

Borrower:                     165-25 147TH AVENUE, LLC


                              By:_______________________________
                                    Name:
                                    Title:

Borrower:                     49-19 ROCKAWAY BEACH BOULEVARD, LLC


                              By:_______________________________
                                    Name:
                                    Title:

Borrower:                     85-01 24TH AVENUE, LLC


                              By:_______________________________
                                    Name:
                                    Title:

Borrower:                     114-15 GUY BREWER BOULEVARD, LLC


                              By:_______________________________
                                    Name:
                                    Title:


                                      -6-